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                                                                EXHIBIT 10.16(a)

                               SECOND AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


     This Amendment ("Second Amendment") is entered into as of July 1, 1999 among EKCO GROUP, INC., a Delaware Corporation (the "Borrower"), FLEET NATIONAL BANK a national banking association, as Agent (the "Agent") and Fleet National Bank ("Fleet") as Lender.

     WHEREAS, the Borrower, the Agent and Fleet are parties to an Amended and Restated Credit Agreement dated as of July 8, 1997, as amended by a First Amendment dated as of December 15, 1997 (the "Credit Agreement") and have agreed to amend the Credit Agreement;

     NOW THEREFORE, the parties hereby agree as follows:

     1. ARTICLE 7. FINANCIAL RESTRICTIONS is amended in its entirety to read as follows:

          On and after the date hereof, until all of the Lender Obligations shall have been paid in full and the Borrower shall have no further right to borrow hereunder, the Borrower shall observe the following covenants:

          Section 7.1. CONSOLIDATED FIXED CHARGE COVERAGE RATIO. The ratio of Borrower's Consolidated Cash Flow to Consolidated Fixed Charges, as measured at the end of the fiscal quarter ending on or about the dates set forth below on the basis of the fiscal quarter ending on such date and the three immediately preceding fiscal quarters, shall be not less than:

          PERIOD                                  RATIO

          July 4, 1999                            0.85 to 1.0
          October 3, 1999                         1.0 to 1.0
          December 31, 1999 and
          quarterly thereafter                    1.25 to 1.0

     For purposes of computing this ratio, the interest and principal with respect to the Senior Notes to be included in Consolidated Fixed Charges will be limited to the scheduled payments of principal and the interest paid or required to be paid for one calendar year prior to the date of measurement.

          Section 7.2 MINIMUM NET WORTH. The Consolidated Net Worth of Borrower, as measured at the end of the fiscal quarter ending on or about the dates set forth below, shall be not less than:




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          PERIOD                                  AMOUNT

          July 4 and October 3, 1999              $102,000,000
          December 31, 1999 and
          quarterly thereafter                    $105,000,000

     2. This Second Amendment will be effective upon payment to the Agent of an amendment fee of Five Thousand Dollars ($5,000.00).

     3. Except as set forth in the First Amendment and this Second Amendment, the Credit Agreement remains in full force and effect.

     IN WITNESS WHEREOF, the Borrower, the Agent and the Lenders have caused this Second Amendment to be executed by their duly authorized officers as of the date first above written.

                                       BORROWER:

                                       EKCO GROUP, INC.


                                       By:   /s/ Donato A. Denovellis
                                          ----------------------------------
                                          Name:  Donato A. DeNovellis
                                          Title: Executive Vice President,
                                                 Finance and Administration,
                                                 Chief Financial Officer

                                       AGENT:

                                       FLEET NATIONAL BANK, as Agent


                                       By:   /s/ H. Ellery Perkinson
                                          --------------------------
                                          Name:  H. Ellery Perkinson
                                          Title: Vice President



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                              LENDERS:

                              FLEET NATIONAL BANK


                              By:   /s/ H. Ellery Perkinson
                                    ------------------------------
                              Name:  H. Ellery Perkinson
                              Title: Vice President

                              Address:  Fleet National Bank
                                        One Federal Street
                                        Boston, Massachusetts 02110
                                        Attn:  H. Ellery Perkinson,
                                               Vice President
                                        Telefax: (617) 346-4741

                              Revolving Credit Commitment Percentage: 100%
                              Revolving Credit Commitment: $55,000,000
                              Term Loan Commitment: $10,000,000